UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2015
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(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Amendments of Certain Officers.
(e) On October 12, 2015, the Compensation Committee of the Board of Directors of Platform Specialty Products Corporation ("Platform") approved the execution of (i) a severance agreement between Platform and Robert L. Worshek, its Vice President and Chief Accounting Officer, and (ii) an amendment to a certain severance agreement, dated July 22, 2002, between MacDermid, Incorporated ("MacDermid") and John L.Cordani, Platform's Vice President - Legal and Secretary.

Severance Agreement with Robert L. Worshek

Under Mr. Worshek's severance agreement, if Mr. Worshek's employment with Platform is involuntarily terminated by Platform without Cause (as defined below) or if Mr. Worshek leaves his employment for Good Reason (as defined below), then Platform will pay Mr. Worshek a severance payment equal to twelve (12) months of Mr. Worshek's base salary, as determined by the then most recent year period, less applicable taxes and appropriate withholdings.

Mr. Worshek's employment may be terminated for Cause by Platform if he has (i) committed any crime constituting a felony or involving dishonesty or moral turpitude, (ii) engaged in any activity that amounts to negligence and that significantly affects the business affairs or reputation of Platform and all companies affiliated or under common control with Platform (collectively, the "Company"), (iii) willfully failed to perform his duties, or perform his duties in a negligent manner, which failure or performance continues for twenty (20) days after written notice from the Company, or (iv) violated the Company's standard policies, or the law, and such violation creates a liability (actual or potential) for the Company (each, a "Cause").

Mr. Worshek may terminate his employment with Platform in the event that (i) his salary is significantly reduced by Platform, or (ii) his bonus potential is significantly reduced by Platform, in each case other than as a result of Cause (each, a "Good Reason").

The description of Mr. Worshek's severance agreement contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of this agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Amended Severance Agreement with John L. Cordani

The amendment to Mr. Cordani's original severance agreement, dated July 22, 2002, was made in order to (i) extend the current Change of Control (as defined in the original severance agreement) period by two (2) years (from October 31, 2015 to October 31, 2017), and (ii) replace references to "MacDermid" with references to "MacDermid and/or Platform," jointly and severally. There were no other changes made to the original severance agreement, which remains in full force and effect in accordance with its terms, as modified by the amendment described herein.

Under Mr. Cordani's severance agreement, as amended, if Mr. Cordani's employment with MacDermid and/or Platform is involuntarily terminated within four (4) years of the acquisition of MacDermid by Platform, which occurred on October 31, 2013 and corresponded to a Change of Control under the original severance agreement, then Platform will pay Mr. Cordani a severance payment equal to two (2) years’ base salary and cash bonus, based upon the then most recent two year period.

The description of the amendment to Mr. Cordani's original severance agreement contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the amendment, a copy of which is attached hereto as Exhibit 10.2, and is incorporated herein by reference. This description is also qualified in its entirety by reference to the full text of Mr. Cordani's original severance agreement, a copy of which was filed as Exhibit 10.3 of Platform's Amendment No. 1 to its Registration Statement on Form S-4 (File No. 333-192778) filed with the Securities and Exchange Commission on January 2, 2015, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title
10.1	Severance Agreement, dated September 14, 2015, between Platform and Robert L. Worshek (effective October 12, 2015).
10.2	Amendment, dated October 9, 2015, to Severance Agreement, dated July 22, 2002, between Platform and John L. Cordani (effective October 12, 2015).
10.3
Severance Agreement, dated July 22, 2002, between MacDermid and John L. Cordani (filed as Exhibit 10.3 of Platform's Amendment No.1 to Registration Statement on Form S-4 (File No. 333-192778) filed with the Securities and Exchange Commission on January 2, 2015, and incorporated herein by reference).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
October 16, 2015 (Date)	/s/ Sanjiv Khattri Sanjiv Khattri Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
10.1	Severance Agreement, dated September 14, 2015, between Platform and Robert L. Worshek (effective October 12, 2015).
10.2	Amendment, dated October 9, 2015, to Severance Agreement, dated July 22, 2002, between Platform and John L. Cordani (effective October 12, 2015).
10.3
Severance Agreement, dated July 22, 2002, between MacDermid and John L. Cordani (filed as Exhibit 10.3 of Platform's Amendment No.1 to Registration Statement on Form S-4 (File No. 333-192778) filed with the Securities and Exchange Commission on January 2, 2015, and incorporated herein by reference).